Exhibit 99.11

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-61809, 333-64090, 333-52369, 333-52369-01, 333-52369-02) and Form S-8 (File Nos. 333-52468, 333-25945-99, 002-91384-99, 003-59739-99, 333-88912 and 333-101524) of Foster Wheeler Ltd. of our report dated March 25, 2003 except for the reorganization described in Note 3 as to which the date is December 16, 2003, relating to the consolidated financial statements of FW Netherlands CV, which appears in this Current Report on Form 8-K.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
December 16, 2003